Leatherback Long/Short Alternative Yield ETF
Schedule of Investments
November 30, 2024 (Unaudited)

COMMON STOCKS - 110.4%	Shares	Value
Aerospace & Defense - 3.3%
L3Harris Technologies, Inc. (a)	5,495	$1,353,144

Agriculture - 9.5%
Altria Group, Inc.	33,635	1,942,085
Bunge Global SA (a)	21,154	1,898,360
		3,840,445

Banks - 2.5%
U.S. Bancorp	18,912	1,007,820

Chemicals - 3.3%
Air Products and Chemicals, Inc. (a)	3,982	1,331,302

Commercial Services - 3.0%
S&P Global, Inc. (a)	2,295	1,199,160

Diversified Financial Services - 8.1%
Intercontinental Exchange, Inc. (a)	10,497	1,689,597
Visa, Inc. - Class A (a)	5,038	1,587,373
		3,276,970

Entertainment - 3.9%
Vail Resorts, Inc. (a)(b)	8,722	1,563,331

Food - 4.7%
Lamb Weston Holdings, Inc. (b)	24,840	1,918,642

Healthcare - Products - 4.4%
Zimmer Biomet Holdings, Inc. (a)	16,069	1,801,335

Insurance - 4.9%
Old Republic International Corp. (a)	50,973	1,986,418

Internet - 7.1%
Booking Holdings, Inc.	271	1,409,736
eBay, Inc. (b)	23,185	1,467,379
		2,877,115

Machinery - Diversified - 3.2%
Deere & Co. (a)(b)	2,762	1,286,816

Media - 4.4%
Comcast Corp. - Class A (a)	41,732	1,802,405

Mining - 8.0%
Newmont Corp. (a)	44,598	1,870,440
Rio Tinto PLC - ADR (a)	21,656	1,360,863
		3,231,303

Miscellaneous Manufacturers - 3.5%
3M Co.	10,770	1,438,118

Oil & Gas - 4.6%
Exxon Mobil Corp. (a)	15,778	1,861,173

Packaging & Containers - 4.4%
Berry Global Group, Inc. (b)	24,735	1,788,588

Pharmaceuticals - 9.2%
CVS Health Corp.	32,182	1,926,093
Viatris, Inc.	138,012	1,806,577
		3,732,670

Software - 7.4%
Fidelity National Information Services, Inc. (a)	20,471	1,746,177
MSCI, Inc. (a)	2,067	1,260,105
		3,006,282

Telecommunications - 3.7%
AT&T, Inc.	65,477	1,516,447

Transportation - 3.8%
Union Pacific Corp.	6,282	1,536,954

Water - 3.5%
American Water Works Co., Inc. (a)	10,438	1,429,380
TOTAL COMMON STOCKS (Cost $40,566,834)		44,785,818

PREFERRED STOCKS - 8.1%
REITs - 8.1%
AGNC Investment Corp., Series F, 6.13% to 04/15/2025 then 3 mo. LIBOR US + 4.70%, Perpetual (a)(c)	70,891	1,739,665
EPR Properties Series C, 5.75%, Perpetual	72,440	1,554,563
TOTAL PREFERRED STOCKS (Cost $3,392,892)		3,294,228

REAL ESTATE INVESTMENT TRUSTS - 3.0%
REITS - 3.0%
PotlatchDeltic Corp. (a)	26,929	1,207,496
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,347,505)		1,207,496

SHORT-TERM INVESTMENTS - 15.5%
Investments Purchased with Proceeds from Securities Lending - 13.7%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (d)	5,553,238	5,553,238

Money Market Funds - 1.8%	Shares
First American Government Obligations Fund - Class X, 4.56% (d)	730,412	730,412
TOTAL SHORT-TERM INVESTMENTS (Cost $6,283,650)		6,283,650

TOTAL INVESTMENTS - 137.0% (Cost $51,590,881)		55,571,192
Liabilities in Excess of Other Assets - (37.0)%		(14,999,648)
TOTAL NET ASSETS - 100.0%		$40,571,544
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
LIBOR - London Interbank Offered Rate
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of November 30, 2024 is $26,879,460 which represented 66.3% of net assets.
(b)	All or a portion of this security is on loan as of November 30, 2024. The total market value of these securities was $5,432,061 which represented 13.4% of net assets.
(c)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
(d)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.

Leatherback Long/Short Alternative Yield ETF
Schedule of Securities Sold Short
November 30, 2024 (Unaudited)

COMMON STOCKS - (30.1)%	Shares	Value
Airlines - (1.5)%
Delta Air Lines, Inc.	(9,492)	$(605,780)

Auto Manufacturers - (1.5)%
Tesla, Inc.	(1,754)	(605,411)

Commercial Services - (1.6)%
Block, Inc. - Class A	(7,268)	(643,581)

Computers - (1.6)%
Apple, Inc.	(2,719)	(645,300)

Distribution & Wholesale - (1.3)%
SiteOne Landscape Supply, Inc.	(3,545)	(543,271)

Diversified Financial Services - (2.9)%
Evercore, Inc. - Class A	(1,939)	(597,018)
Stifel Financial Corp.	(5,152)	(596,602)
		(1,193,620)

Entertainment - (1.5)%
DraftKings, Inc. - Class A	(14,222)	(620,790)

Home Builders - (1.7)%
Toll Brothers, Inc.	(4,072)	(672,572)

Leisure Time - (1.6)%
Planet Fitness, Inc. - Class A	(6,361)	(633,238)

Machinery - Construction & Mining - (1.7)%
Vertiv Holdings Co. - Class A	(5,257)	(670,793)

Pharmaceuticals - (1.4)%
Eli Lilly & Co.	(731)	(581,401)

Retail - (7.2)%
Burlington Stores, Inc.	(1,883)	(530,780)
Carvana Co. - Class A	(2,557)	(665,894)
Dick's Sporting Goods, Inc.	(2,450)	(507,738)
Ollie's Bargain Outlet Holdings, Inc.	(7,359)	(728,173)
Shake Shack, Inc. - Class A	(3,797)	(507,773)
		(2,940,358)

Semiconductors - (1.4)%
Broadcom, Inc.	(3,545)	(574,574)

Software - (3.2)%
Duolingo, Inc. - Class A	(2,297)	(799,976)
ROBLOX Corp. - Class A	(9,731)	(487,815)
		(1,287,791)
TOTAL COMMON STOCKS (Proceeds $10,056,692)		(12,218,480)

REAL ESTATE INVESTMENT TRUSTS - (3.1)%
REITS - (3.1)%
Digital Realty Trust, Inc.	(3,393)	(663,976)
Equinix, Inc.	(613)	(601,647)
TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $850,040)		(1,265,623)

TOTAL SECURITIES SOLD SHORT - (33.2)% (Proceeds $10,906,732)		$(13,484,103)

Percentages are stated as a percent of net assets.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

Leatherback Long/Short Alternative Yield ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$44,785,818	$–	$–	$44,785,818
Preferred Stocks	3,294,228	–	–	3,294,228
Real Estate Investment Trusts	1,207,496	–	–	1,207,496
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	5,553,238
Money Market Funds	730,412	–	–	730,412
Total Investments	$50,017,954	$–	$–	$55,571,192

Liabilities:
Investments:
Common Stocks	$(12,218,480)	$–	$–	$(12,218,480)
Real Estate Investment Trusts	(1,265,623)	–	–	(1,265,623)
Total Investments	$(13,484,103)	$–	$–	$(13,484,103)

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $5,553,238 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.